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                                   EXHIBIT 21

                         SINCLAIR BROADCAST GROUP, INC.
                  List of Subsidiaries as of February 22, 2001
                       ----------------------------------

ACRODYNE COMMUNICATIONS, INC. (no subsidiaries)  (Delaware Corporation)

SINCLAIR ACQUISITION II, INC. (no subsidiaries)  (Delaware Corporation)

SINCLAIR ACQUISITION VII, INC. (no subsidiaries) (Maryland Corporation)

SINCLAIR ACQUISITION VIII, INC. (no subsidiaries) (Maryland Corporation)

SINCLAIR ACQUISITION IX, INC. (no subsidiaries) (Maryland Corporation)

SINCLAIR ACQUISITION X, INC. (no subsidiaries) (Maryland Corporation)

SINCLAIR ACQUISITION XI, INC. (no subsidiaries) (Maryland Corporation)

SINCLAIR ACQUISITION XII, INC. (no subsidiaries) (Maryland Corporation)

SINACRO, LTD. (no subsidiaries) (Maryland Corporation)

SINCLAIR FINANCE, LLC (Minnesota Corporation)

SINCLAIR VENTURES, INC. (Maryland Corporation)
  Synergy Brands, Inc. (Delaware Corporation)
  BeautyBuys.com, Inc. (New Jersey Corporation)
  G1440, Inc. (Maryland Corporation)

CRESAP ENTERPRISES, INC. (no subsidiaries) (Maryland Corporation)

SINCLAIR COMMUNICATIONS, INC. (Maryland Corporation)
  WLFL, Inc. (Maryland Corporation)
     WLFL Licensee, LLC (Maryland Corporation)
     FSF-TV, Inc. (North Carolina Corporation)
     Sinclair Radio of Greenville Licensee, Inc. (Delaware Corporation) Sinclair Media I, Inc. (Maryland Corporation)
     WPGH Licensee, LLC (Maryland Corporation)
     KDNL Licensee, LLC (Maryland Corporation)
     WCWB Licensee, LLC (Maryland Corporation)
  Sinclair Media III, Inc. (Maryland Corporation)
     WSTR Licensee, Inc.(Maryland Corporation)
     Sinclair Radio of Kansas City Licensee, LLC (Maryland Corporation) WCHS Licensee, LLC (Maryland Corporation)

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  KDSM, Inc.  (Maryland Corporation)
     KDSM Licensee, LLC (Maryland Corporation)
     Sinclair Capital  (Delaware Corporation)
  KSMO, Inc. (Maryland Corporation)
     KSMO Licensee, Inc. (Delaware Corporation)
  WYZZ, Inc.  (Maryland Corporation)
     WYZZ Licensee, Inc. (Delaware Corporation)
  WSMH, Inc. (Maryland Corporation)
     WSMH Licensee, LLC (Maryland Corporation)
  WTVZ, Inc. (Maryland Corporation)
     WTVZ Licensee, LLC (Maryland Corporation)
  KLGT, Inc. (Maryland Corporation)
     KLGT Licensee, LLC (Maryland Corporation)
  WGME, Inc. (Maryland Corporation)
     WGME Licensee, LLC (Maryland Corporation)
  Sinclair Acquisition IV, Inc. (Maryland Corporation)
     KGAN Licensee, LLC (Maryland Corporation)
     WICD Licensee, LLC (Maryland Corporation)
     WICS Licensee, LLC (Maryland Corporation)
  WTTO, Inc. (Maryland Corporation)
     WTTO Licensee, LLC (Maryland Corporation)
  WCGV, Inc. (Maryland Corporation)
     WCGV Licensee, LLC (Maryland Corporation)
     Sinclair Radio of Milwaukee Licensee, LLC (Maryland Corporation) Sinclair Media II, Inc. (Maryland Corporation)
     WTTE, Channel 28 Licensee, Inc. (Maryland Corporation)
     SCI-Indiana Licensee, LLC   (Maryland Corporation)
     KUPN Licensee, LLC  (Maryland Corporation)
     WEAR Licensee, LLC  (Maryland Corporation)
     WSYX Licensee, Inc. (Maryland Corporation)
  Chesapeake Television, Inc. (Maryland Corporation)
     Chesapeake Television Licensee, LLC (Maryland Corporation) SCI-Sacramento Licensee, LLC (Maryland Corporation)
     KABB Licensee, LLC (Maryland Corporation)
     WLOS Licensee, LLC (Maryland Corporation)
  Sinclair Radio of St. Louis, Inc. (Maryland Corporation)
     Sinclair Radio of St. Louis Licensee, LLC (Maryland Corporation) Sinclair Radio of Los Angeles, Inc. (Maryland Corporation)
     Sinclair Radio of Los Angeles Licensee, Inc. (Maryland Corporation) WGGB, Inc. (Maryland Corporation)
     WGGB Licensee, LLC (Maryland Corporation)
     Sinclair Radio of Buffalo, Inc. (Maryland Corporation)
     Sinclair Radio of Buffalo Licensee, LLC (Maryland Corporation) Sinclair Radio of Wilkes-Barre, Inc. (Maryland Corporation)
     Sinclair Radio of Wilkes-Barre Licensee, LLC (Maryland Corporation) Sinclair Radio of Nashville, Inc. (Maryland Corporation)

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     Sinclair Radio of Nashville Licensee, Inc. (Delaware Corporation)
  Sinclair Radio of New Orleans, LLC  (Maryland Corporation)
     Sinclair Radio of New Orleans Licensee, LLC (Maryland Corporation) Sinclair Radio of Memphis, Inc. (Maryland Corporation)
     Sinclair Radio of Memphis Licensee, Inc. (Delaware Corporation)
  KOCB, Inc. (Oklahoma Corporation)
     KOCB Licensee, LLC (Maryland Corporation)
  WDKY, Inc. (Delaware Corporation)
     WDKY Licensee, LLC (Maryland Corporation)
  Tuscaloosa Broadcasting, Inc. (Maryland Corporation)
     Norfolk Trust, Ralph Becker Trustee (Maryland Corporation)
     Tuscaloosa Broadcasting Licensee, Inc. (Maryland Corporation)
     WNNE Licensee, Inc. (Maryland Corporation)
     Sinclair Radio of Portland Licensee, Inc. (Maryland Corporation)
     WPTZ Licensee, Inc. (Maryland Corporation)
     Sinclair Radio of Norfolk Licensee, LLC  (Maryland Corporation)
     Sinclair Radio of Rochester Licensee, Inc. (Maryland Corporation)
  Sinclair Communications of Portland, Inc. (Maryland Corporation)
  WTWC, Inc. (Maryland Corporation)
     WTWC Licensee, LLC (Maryland Corporation)
  Sinclair Holdings I, Inc. (Virginia Corporation)
  Sinclair Holdings II, Inc. (Virginia Corporation)
  Sinclair Holdings III, Inc. (Virginia Corporation)
  Sinclair Properties, LLC  (Virginia Corporation)
     Sinclair Radio of Norfolk/Greensboro Licensee, L.P. (Virginia Corporation) KBSI Licensee L.P. (Virginia Corporation)
     KETK Licensee L.P. (Virginia Corporation)
     WMMP Licensee L.P. (Virginia Corporation)
     WSYT Licensee L.P. (Virginia Corporation)
  Sinclair Properties II, LLC (Virginia Corporation)
     WKEF Licensee, L.P. (Virginia Corporation)
     WEMT Licensee, L.P. (Virginia Corporation)
  New York Television, Inc. (Maryland Corporation)
  Montecito Broadcasting Corporation (Delaware Corporation)
     Channel 33, Inc. (Nevada Corporation)
  WNYO, Inc. (Delaware Corporation)

SINCLAIR COMMUNICATIONS II, INC. (Delaware Corporation)
   Sinclair Television Company, Inc. (Delaware Corporation)
      Sinclair Television of Nevada, Inc. ( Nevada Corporation)
           Sinclair Television License Holder, Inc. (Nevada Corporation) Sinclair Television of Dayton, Inc. (Delaware Corporation) Sinclair Television of Oklahoma, Inc. (Delaware Corporation)
                    KOKH Licensee, LLC (Maryland Corporation)
           Sinclair Television of Charleston, Inc. (Delaware Corporation)

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      Sinclair Television of Nashville, Inc. (Tennessee Corporation)
           Sinclair Television of Tennessee, Inc. (Delaware Corporation)
                    WUXP Licensee, LLC (Maryland Corporation)
      Cascom International, Inc. (Tennessee Corporation)
      Sinclair Media V, Inc. (Delaware Corporation)
      Sinclair Television of Buffalo, Inc. (Delaware Corporation)
      WUPN Licensee, LLC (Maryland Corporation)
      Sinclair Television of Utica, Inc. (Delaware Corporation)
      Sinclair Media IV, Inc. (Delaware Corporation)